CONSOLIDATED-TOMOKA LAND CO.
PERFORMANCE SHARE AWARD AGREEMENT

This Performance Share Award Agreement (this “Agreement”) is made as of the ____ day of ____, 202_ (the “Grant Date”), by and between CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (the “Company”), and ______________ (“Grantee”).

Background

The Company has adopted the Second Amended and Restated Consolidated-Tomoka Land Co. 2010 Equity Incentive Plan  (the “Plan”), which is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”).  Section 8 of the Plan provides that the Committee shall have the discretion and right to grant Performance Shares, subject to the terms and conditions of the Plan and any additional terms provided by the Committee.  The Committee has granted Performance Shares to Grantee as of the Grant Date pursuant to the terms of the Plan and this Agreement.  Grantee desires to accept the grant of Performance Shares and agrees to be bound by the terms and conditions of the Plan and this Agreement.  Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to such terms in the Plan.

Agreement

1. Award of Performance Shares.  Subject to the terms and conditions provided in this Agreement and the Plan, the Company hereby grants to Grantee [SHARE NUMBER IN WORDS] ([SHARE NUMBER IN NUMBERS]) Performance Shares (the “Performance Shares”) as of the Grant Date.  The extent to which Grantee’s rights and interest in the Performance Shares become vested and non-forfeitable shall be determined in accordance with the provisions of Section 2 of this Agreement.  The grant of the Performance Shares is made in consideration of the services to be rendered by Grantee to the Company.

2. Performance Vesting.

(a) The vesting of Grantee’s rights and interest in the Performance Shares shall be determined in accordance with the performance vesting criteria set forth in Exhibit A hereto.  In addition to such vesting criteria, Grantee must remain in continuous employment with the Company or one of its Subsidiaries from the Grant Date through the end of the Performance Period in order to have a vested and nonforfeitable right to the Performance Shares, and any termination of employment prior to the end of the Performance Period shall result in the forfeiture of the Performance Shares.  Notwithstanding the foregoing, Grantee’s rights and interest in the Performance Shares, unless previously forfeited, shall fully vest upon Grantee’s termination of employment (a) without “Cause” (as defined below) or (b) for “Good Reason” (as defined below), in each case, at any time during the 24-month period following a Change in Control (as defined below).

(b) “Cause” shall have the meaning ascribed to such term in Grantee’s employment or similar agreement with the Company; provided, that if Grantee is not a party to such an agreement with the Company, then “Cause” shall mean (i) Grantee’s arrest or conviction for, plea of nolo contendere to, or admission of the commission of, any act of fraud, misappropriation, or embezzlement, or a criminal felony involving dishonesty or moral turpitude; (ii) a breach by Grantee of any material provision of this Agreement or any employment or similar agreement, provided that Grantee is given reasonable notice of, and a reasonable opportunity to cure within thirty (30) days of such notice (if such breach is curable), any such breach; (iii) any act or intentional omission by Grantee involving dishonesty or moral turpitude; (iv) Grantee’s material failure to adequately perform his or her duties and responsibilities as such duties and responsibilities are, from time to time, in the Company’s discretion, determined and after reasonable notice of, and a reasonable opportunity to cure within thirty (30) days of such notice (if such breach is curable), any such breach; or (iv) any intentional independent act by Grantee that would cause the Company significant reputational injury.

(c) “Change in Control” means any of the following events: (i) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a subsidiary of the Company or any employee benefit plan (or any related trust) of the Company or a subsidiary, becomes the beneficial owner of 50% or more of the Company’s outstanding voting shares and other outstanding voting securities that are entitled to vote generally in the election of directors (“Voting Securities”); (ii) approval by the shareholders of the Company and consummation of either of the following: (A) a merger, reorganization, consolidation or similar transaction (any of the foregoing, a “Merger”) as a result of which the persons who were the respective beneficial owners of the outstanding Common Stock and/or the Voting Securities immediately before such Merger are not expected to beneficially own, immediately after such Merger, directly or indirectly, more than 50% of, respectively, the outstanding voting shares and the combined voting power of the voting securities resulting from such merger in substantially the same proportions as immediately before such Merger; or (B) a plan of liquidation of the Company or a plan or agreement for the sale or other disposition of all or substantially all of the assets of the Company; or (iii) a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the Board (the “Existing Board”) cease for any reason to constitute more than 50% of the Board; provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors immediately prior to the date of such appointment or election will be considered as though such individual were a member of the Existing Board.

(d) “Good Reason” shall have the meaning ascribed to such term in Grantee’s employment or similar agreement with the Company; provided, that if Grantee is not a party to such an agreement with the Company, then “Good Reason” shall mean a material reduction in Grantee’s compensation or employment related benefits, or a material change in Grantee’s status, working conditions or management responsibilities.  Unless provided otherwise in Grantee’s employment or similar agreement, Grantee’s termination of employment shall not constitute a termination for Good Reason unless Grantee first provides written notice to the Company of the existence of the Good Reason within sixty (60) days following the effective date of the occurrence of the Good Reason, and the Good

Reason remains uncorrected by the Company for more than thirty (30) days following such written notice of the Good Reason from Grantee to the Company, and the effective date of Grantee’s termination of employment is within one (1) year following the effective date of the occurrence of the Good Reason.

3. Shareholder Rights; Restrictions on Transfer.

(a) Grantee shall not have any right to vote any Performance Shares and shall not receive any dividends with respect to any unvested Performance Shares.  Notwithstanding the foregoing, if the Company declares and pays dividends on its outstanding Shares during the Performance Period, Grantee will be entitled to have dividend equivalents accrued with respect to the Performance Shares.  Such dividend equivalents shall vest or be forfeited in the same manner and to the same extent as the Performance Shares to which they relate, and shall, to the extent they become vested, be paid to Grantee in cash no later than sixty (60) days after the conclusion of the Performance Period.

(b) Except as otherwise provided for in Section 12 of the Plan, the Performance Shares may not be sold, assigned, transferred, pledged or otherwise disposed of by Grantee.  Any attempt to transfer the Performance Shares in violation of this Section 3(b) shall render the Performance Shares null and void.

4. Taxes.  Grantee shall pay to the Company all applicable federal, state and local income and employment taxes (including taxes of any foreign jurisdiction) which the Company is required to withhold at any time with respect to the Performance Shares.  Such payment shall be made in full, at Grantee’s election, in cash or check, by withholding from Grantee’s next normal payroll, or by the tender of Shares of the Company’s common stock (including the withholding of Shares otherwise issuable upon vesting of the Performance Shares, provided that the number of Shares so withheld does not exceed the amount necessary to satisfy the maximum statutory tax rates in Grantee’s applicable jurisdictions).  Shares tendered or withheld as payment of required withholding shall be valued at the closing price per share of the Company’s common stock on the date such withholding obligation arises.

5. No Effect on Employment or Rights under Plan.  Nothing in the Plan or this Agreement shall confer upon Grantee the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of Grantee regardless of the effect of such termination of employment on the rights of Grantee under the Plan or this Agreement.  If Grantee’s employment is terminated for any reason whatsoever (and whether lawful or otherwise), Grantee will not be entitled to claim any compensation for or in respect of any consequent diminution or extinction of Grantee’s rights or benefits (actual or prospective) under this Agreement or any Award (including any unvested portion of any Performance Shares) or otherwise in connection with the Plan.  The rights and obligations of Grantee under the terms of Grantee’s employment with the Company or any Subsidiary will not be affected by Grantee’s participation in the Plan or this Agreement, and neither the Plan nor this Agreement form part of any contract of employment between Grantee and the Company or any Subsidiary.  The granting of Awards (including the Performance Shares) under the Plan is entirely at the discretion of the

Committee, and Grantee shall not in any circumstances have any right to be granted any other award concurrently or in the future.
6. Governing Law; Compliance with Law.
(a) This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to conflict of law principles.

(b) The issuance and transfer of Performance Shares shall be subject to compliance by the Company and Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s securities may be listed.  No Performance Shares, or any share of common stock underlying such Performance Shares, shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

(c) A legend may be placed on any certificate(s) or other document(s) delivered to Grantee indicating restrictions on transferability of the Performance Shares pursuant to this Agreement or any other restrictions that the Committee may deem advisable under the rules, regulations and other requirements of any applicable federal or state securities laws or any stock exchange on which the Company’s securities may be listed.

7. Successors. This Agreement shall inure to the benefit of, and be binding upon, the Company and Grantee and their heirs, legal representatives, successors and permitted assigns.

8. Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

9. Entire Agreement.  Subject to the terms and conditions of the Plan, which are incorporated herein by reference, this Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations.

10. Headings. Section headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

11. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.  Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

12. No Impact on Other Benefits.  The value of the Performance Shares is not part of Grantee’s normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

13. Additional Acknowledgements.  By their signatures below, Grantee and the Company agree that the Performance Shares are granted under and governed by the terms and conditions of the Plan and this Agreement.  Grantee has reviewed in their entirety the prospectus that summarizes the terms of the Plan and this Agreement, has had an opportunity to request a copy of the Plan in accordance with the procedure described in the prospectus, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement.  Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Agreement.

[The balance of this page is intentionally blank.]

IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the Grant Date set forth above.

CONSOLIDATED-TOMOKA LAND CO.

BY:________________________________

     Name:_________________________

   Chairman, Compensation Committee

I have read the Second Amended and Restated Consolidated-Tomoka Land Co. 2010 Equity Incentive Plan adopted on April 25, 2018, and by my signature I agree to be bound by the terms and conditions of said Plan and this Agreement.

Date:

Name:

EXHIBIT A

VESTING OF PERFORMANCE SHARES (3-YEAR PERFORMANCE)

1. Vesting of Performance Shares:

The number of Performance Shares that shall vest under this Agreement shall be based upon the following performance goal: The Company’s Total Shareholder Return as compared to the Total Shareholder Return of the Comparison Group during the Performance Period, as further described below.  Upon (a) the expiration of the Performance Period, and (b) the Committee’s determination and certification of the extent to which the performance goal has been achieved, the Participant shall become vested in the number of Performance Shares that corresponds to the level of achievement of the performance goal set forth below that is certified by the Committee.  Such determination and certification shall occur no later than sixty (60) days after the conclusion of the Performance Period.

1. Determination of Comparison Group:

The “Comparison Group” used for purposes of this Exhibit A shall consist of the 150 companies comprising the MSCI US REIT Index as of the date of this Agreement, which companies are listed on the attached Schedule A-1.

If a company in the Comparison Group experiences a bankruptcy event during the Performance Period, the company will remain in the Comparison Group and its stock price will continue to be tracked for purposes of the Total Shareholder Return calculation.  If the company is subsequently acquired or goes private, the provisions below will apply.  If the company liquidates, the company will remain in the Comparison Group and its Ending Stock Price will be reduced to zero.

If a company in the Comparison Group is acquired by another company in the Comparison Group, the acquired company will be removed from the Comparison Group and the surviving company will remain in the Comparison Group.

If a company in the Comparison Group is acquired by a company not in the Comparison Group, the acquired company will remain in the Comparison Group, and its Ending Stock Price will be equal to the value per share of the consideration paid to the shareholders of the acquired company in the transaction.  The surviving company in such transaction will not be added to the Comparison Group.

If a company in the Comparison Group ceases to be a public company due to a going private transaction, the company will remain in the Comparison Group, and its Ending Stock Price shall be equal to the value per share of the consideration paid to the shareholders of the target company in the transaction.

Schedule A-1, page 1 of 4

Schedule A-1, page 1 of 4

1. Calculation of Total Shareholder Return:

“Total Shareholder Return” for the Company and each company in the Comparison Group shall include dividends paid and shall be determined as follows:

Total Shareholder Return	=	Change in Stock Price + Dividends Paid
Beginning Stock Price

“Beginning Stock Price” shall mean the average closing sale price of one (1) share of common stock for the twenty (20) trading days immediately prior to the first day of the Performance Period, as reported by the New York Stock Exchange, such other national securities exchange on which the stock is traded or, if the stock is traded over-the-counter, the OTC Bulletin Board, Pink OTC Markets Inc. or other applicable reporting organization.  The Beginning Stock Price shall be appropriately adjusted to reflect any stock splits, reverse stock splits or stock dividends during the Performance Period.

“Change in Stock Price” shall mean the difference between the Ending Stock Price and the Beginning Stock Price.

“Dividends Paid” shall mean the total of all cash and in-kind dividends paid on (1) share of stock during the Performance Period.

“Ending Stock Price” shall mean the average closing sale price of one (1) share of common stock for the twenty (20) trading days immediately prior to the last day of the Performance Period, except as otherwise provided under “Determination of Comparison Group” above.  Such closing sale prices shall be as reported by the New York Stock Exchange, such other national securities exchange on which the stock is traded or, if the stock is traded over-the-counter, the OTC Bulletin Board, Pink OTC Markets Inc. or other applicable reporting organization.

“Performance Period” shall mean the period commencing on January 1, 202_ and ending on December 31, 202_.

1. Calculation of Percentile Rank:

Following the Total Shareholder Return determination for the Company and the companies in the Comparison Group, the “Company Rank” within the Comparison Group shall be determined by listing each company in the Comparison Group (including the Company) from the highest Total Shareholder Return to lowest Total Shareholder Return and counting up to the Company from the company with the lowest Total Shareholder Return.

Schedule A-1, page 1 of 4

Schedule A-1, page 1 of 4

The Company’s “Percentile Rank” shall then be determined as follows:

Percentile Rank for Comparison Group	=	Company Rank in Comparison Group
Total Number of Companies in the Comparison Group Including the Company

In the event that the Company’s Total Shareholder Return for the Performance Period is equal to the Total Shareholder Return(s) of one or more other companies in the Comparison Group for that same period, the Company’s Total Shareholder Return Percentile Rank will be determined by ranking the Company’s Total Shareholder Return for that period as being greater than such other companies in the Comparison Group.

1.	Calculation of Number of Vested Performance Shares:

The percent of Performance Shares that vest shall then be determined based on the following chart:

Company’s Percentile Rank	Percent of Performance Shares to Vest
67th and above	150%
51st	100%
34th	50%
Below 34th	0%

Interpolation shall be used to determine the percent of Performance Shares that vest in the event the Company’s Percentile Rank does not fall directly on one of the ranks listed in the above chart.  Once the percent of Performance Shares to vest has been determined, the percent shall be multiplied by the number of Performance Shares awarded to determine the actual number of Performance Shares that vest, rounded to the next highest whole share.  All Performance Shares that do not vest in accordance with this Exhibit A shall be automatically forfeited and canceled.

6.Absolute TSR Governor:

Notwithstanding anything set forth in Section 5 above, and regardless of the Company’s Percentile Rank, if the Company’s Total Shareholder Return for the Performance Period does not exceed 6% per annum, then the number of Performance Shares that vest pursuant to Section 5 shall not exceed 100% of the number of Performance Shares granted.

Schedule A-1, page 1 of 4

Schedule A-1, page 1 of 4

SCHEDULE A-1

Comparison Group

CompanyTicker

ACADIA REALTY TRUSTNYSE:AKR

AGREE REALTY CORPORATIONNYSE:ADC

ALEXANDER & BALDWIN, INC.NYSE:ALEX

ALEXANDER'S, INC.NYSE:ALX

ALEXANDRIA REAL ESTATE EQUITIES, INC.NYSE:ARE

AMERICAN ASSETS TRUST, INC.NYSE:AAT

AMERICAN CAMPUS COMMUNITIES, INC.NYSE:ACC

AMERICAN FINANCE TRUST, INC.NasdaqGS:AFIN

AMERICAN HOMES 4 RENTNYSE:AMH

AMERICOLD REALTY TRUSTNYSE:COLD

APARTMENT INVESTMENT AND MANAGEMENT COMPANYNYSE:AIV

APPLE HOSPITALITY REIT, INC.NYSE:APLE

ARMADA HOFFLER PROPERTIES, INC.NYSE:AHH

ASHFORD HOSPITALITY TRUST, INC.NYSE:AHT

AVALONBAY COMMUNITIES, INC.NYSE:AVB

BOSTON PROPERTIES, INC.NYSE:BXP

BRAEMAR HOTELS & RESORTS, INC.NYSE:BHR

BRANDYWINE REALTY TRUSTNYSE:BDN

BRIXMOR PROPERTY GROUP INC.NYSE:BRX

CAMDEN PROPERTY TRUSTNYSE:CPT

CARETRUST REIT, INC.NasdaqGS:CTRE

CEDAR REALTY TRUST, INC.NYSE:CDR

CHATHAM LODGING TRUSTNYSE:CLDT

CITY OFFICE REIT, INC.NYSE:CIO

COLONY CAPITAL, INC.NYSE:CLNY

COLUMBIA PROPERTY TRUST, INC.NYSE:CXP

COMMUNITY HEALTHCARE TRUST INCORPORATEDNYSE:CHCT

CORECIVIC, INC.NYSE:CXW

COREPOINT LODGING INC.NYSE:CPLG

CORESITE REALTY CORPORATIONNYSE:COR

CORPORATE OFFICE PROPERTIES TRUSTNYSE:OFC

COUSINS PROPERTIES INCORPORATEDNYSE:CUZ

CUBESMARTNYSE:CUBE

CYRUSONE INC.NasdaqGS:CONE

DIAMONDROCK HOSPITALITY COMPANYNYSE:DRH

DIGITAL REALTY TRUST, INC.NYSE:DLR

DIVERSIFIED HEALTHCARE TRUSTNasdaqGS:DHC

DOUGLAS EMMETT, INC.NYSE:DEI

DUKE REALTY CORPORATIONNYSE:DRE

EASTERLY GOVERNMENT PROPERTIES, INC.NYSE:DEA

EASTGROUP PROPERTIES, INC.NYSE:EGP

EMPIRE STATE REALTY TRUST, INC.NYSE:ESRT

EPR PROPERTIESNYSE:EPR

EQUINIX, INC. (REIT)NasdaqGS:EQIX

Schedule A-1, page 1 of 4

Schedule A-1, page 1 of 4

CompanyTicker

EQUITY COMMONWEALTHNYSE:EQC

EQUITY LIFESTYLE PROPERTIES, INC.NYSE:ELS

EQUITY RESIDENTIALNYSE:EQR

ESSENTIAL PROPERTIES REALTY TRUST, INC.NYSE:EPRT

ESSEX PROPERTY TRUST, INC.NYSE:ESS

EXTRA SPACE STORAGE INC.NYSE:EXR

FEDERAL REALTY INVESTMENT TRUSTNYSE:FRT

FIRST INDUSTRIAL REALTY TRUST, INC.NYSE:FR

FOUR CORNERS PROPERTY TRUST, INC.NYSE:FCPT

FRANKLIN STREET PROPERTIES CORP.AMEX:FSP

FRONT YARD RESIDENTIAL CORPORATIONNYSE:RESI

GAMING AND LEISURE PROPERTIES, INC.NasdaqGS:GLPI

GETTY REALTY CORP.NYSE:GTY

GLADSTONE COMMERCIAL CORPORATIONNasdaqGS:GOOD

GLOBAL MEDICAL REIT INC.NYSE:GMRE

GLOBAL NET LEASE, INC.NYSE:GNL

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC. NYSE:HASI

HEALTHCARE REALTY TRUST INCORPORATEDNYSE:HR

HEALTHCARE TRUST OF AMERICA, INC.NYSE:HTA

HEALTHPEAK PROPERTIES, INC.NYSE:PEAK

HERSHA HOSPITALITY TRUSTNYSE:HT

HIGHWOODS PROPERTIES, INC.NYSE:HIW

HOST HOTELS & RESORTS, INC.NYSE:HST

HUDSON PACIFIC PROPERTIES, INC.NYSE:HPP

INDEPENDENCE REALTY TRUST, INC.NYSE:IRT

INDUSTRIAL LOGISTICS PROPERTIES TRUSTNasdaqGS:ILPT

INNOVATIVE INDUSTRIAL PROPERTIES, INC.NYSE:IIPR

INVESTORS REAL ESTATE TRUSTNYSE:IRET

INVITATION HOMES INC.NYSE:INVH

IRON MOUNTAIN INCORPORATEDNYSE:IRM

ISTAR INC.NYSE:STAR

JBG SMITH PROPERTIESNYSE:JBGS

JERNIGAN CAPITAL, INC.NYSE:JCAP

KILROY REALTY CORPORATIONNYSE:KRC

KIMCO REALTY CORPORATIONNYSE:KIM

KITE REALTY GROUP TRUSTNYSE:KRG

LEXINGTON REALTY TRUSTNYSE:LXP

LIFE STORAGE, INC.NYSE:LSI

LTC PROPERTIES, INC.NYSE:LTC

MACK‐CALI REALTY CORPORATIONNYSE:CLI

MEDICAL PROPERTIES TRUST, INC.NYSE:MPW

MGM GROWTH PROPERTIES LLCNYSE:MGP

MID‐AMERICA APARTMENT COMMUNITIES, INC.NYSE:MAA

MONMOUTH REAL ESTATE INVESTMENT CORPORATIONNYSE:MNR

Schedule A-1, page 2 of 4

Schedule A-1, page 2 of 4

CompanyTicker

NATIONAL HEALTH INVESTORS, INC.NYSE:NHI

NATIONAL RETAIL PROPERTIES, INC.NYSE:NNN

NATIONAL STORAGE AFFILIATES TRUSTNYSE:NSA

NEW SENIOR INVESTMENT GROUP INC.NYSE:SNR

NEXPOINT RESIDENTIAL TRUST, INC.NYSE:NXRT

OFFICE PROPERTIES INCOME TRUSTNasdaqGS:OPI

OMEGA HEALTHCARE INVESTORS, INC.NYSE:OHI

ONE LIBERTY PROPERTIES, INC.NYSE:OLP

PARAMOUNT GROUP, INC.NYSE:PGRE

PARK HOTELS & RESORTS INC.NYSE:PK

PEBBLEBROOK HOTEL TRUSTNYSE:PEB

PENNSYLVANIA REAL ESTATE INVESTMENT TRUSTNYSE:PEI

PHYSICIANS REALTY TRUSTNYSE:DOC

PIEDMONT OFFICE REALTY TRUST, INC.NYSE:PDM

PREFERRED APARTMENT COMMUNITIES, INC.NYSE:APTS

PROLOGIS, INC.NYSE:PLD

PS BUSINESS PARKS, INC.NYSE:PSB

PUBLIC STORAGENYSE:PSA

QTS REALTY TRUST, INC.NYSE:QTS

REALTY INCOME CORPORATIONNYSE:O

REGENCY CENTERS CORPORATIONNasdaqGS:REG

RETAIL OPPORTUNITY INVESTMENTS CORP.NasdaqGS:ROIC

RETAIL PROPERTIES OF AMERICA, INC.NYSE:RPAI

RETAIL VALUE INC.NYSE:RVI

REXFORD INDUSTRIAL REALTY, INC.NYSE:REXR

RLJ LODGING TRUSTNYSE:RLJ

RPT REALTYNYSE:RPT

RYMAN HOSPITALITY PROPERTIES, INC.NYSE:RHP

SABRA HEALTH CARE REIT, INC.NasdaqGS:SBRA

SAUL CENTERS, INC.NYSE:BFS

SERITAGE GROWTH PROPERTIESNYSE:SRG

SERVICE PROPERTIES TRUSTNasdaqGS:SVC

SIMON PROPERTY GROUP, INC.NYSE:SPG

SITE CENTERS CORP.NYSE:SITC

SL GREEN REALTY CORP.NYSE:SLG

SPIRIT REALTY CAPITAL, INC.NYSE:SRC

STAG INDUSTRIAL, INC.NYSE:STAG

STORE CAPITAL CORPORATIONNYSE:STOR

SUMMIT HOTEL PROPERTIES, INC.NYSE:INN

SUN COMMUNITIES, INC.NYSE:SUI

SUNSTONE HOTEL INVESTORS, INC.NYSE:SHO

TANGER FACTORY OUTLET CENTERS, INC.NYSE:SKT

TAUBMAN CENTERS, INC.NYSE:TCO

TERRENO REALTY CORPORATIONNYSE:TRNO

Schedule A-1, page 3 of 4

Schedule A-1, page 3 of 4

CompanyTicker

THE GEO GROUP, INC.NYSE:GEO

THE MACERICH COMPANYNYSE:MAC

UDR, INC.NYSE:UDR

UMH PROPERTIES, INC.NYSE:UMH

UNIVERSAL HEALTH REALTY INCOME TRUSTNYSE:UHT

URBAN EDGE PROPERTIESNYSE:UE

URSTADT BIDDLE PROPERTIES INC.NYSE:UBA

VENTAS, INC.NYSE:VTR

VEREIT, INC.NYSE:VER

VICI PROPERTIES INC.NYSE:VICI

VORNADO REALTY TRUSTNYSE:VNO

W. P. CAREY INC.NYSE:WPC

WASHINGTON PRIME GROUP INC.NYSE:WPG

WASHINGTON REAL ESTATE INVESTMENT TRUSTNYSE:WRE

WEINGARTEN REALTY INVESTORSNYSE:WRI

WELLTOWER INC.NYSE:WELL

WHITESTONE REITNYSE:WSR

XENIA HOTELS & RESORTS, INC.NYSE:XHR

Schedule A-1, page 4 of 4

Schedule A-1, page 4 of 4